SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment No. 1 to
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2005

SYMANTEC CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-17781 (Commission File Number)	77-0181864 (IRS Employer Identification No.)

20330 Stevens Creek Blvd., Cupertino (Address of principal executive offices)	95014 (Zip Code)

Registrant’s telephone number, including area code (408) 517-8000

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 9.01: FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
EXHIBIT INDEX
EXHIBIT 99.01

Explanatory Note:

This Amendment No. 1 is filed solely to correct two typographical errors in Slide No. 23 of Exhibit 99.01, which was furnished in the Form 8-K filed by Symantec Corporation (“Symantec”) on May 31, 2005. In Slide No. 23, which represents Symantec’s reconciliation of Non-GAAP to GAAP financial measures ($ in thousands except per share amounts), the Non-GAAP gross profit included in the June ’05 reconciliation column should be $599,240 rather than $710,000, and the GAAP gross profit in the same column should be $588,302 rather than $699,062. The corrected Exhibit 99.01 is furnished as Exhibit 99.01 hereto and is incorporated herein by reference.

ITEM 9.01: FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits.

The following exhibit is furnished herewith:

Exhibit No.	Description
99.01
Slides to be used in a series of joint investor presentations by Symantec and VERITAS Software Corporation (“VERITAS”) executives between May 31 and June 3, 2005 (solely furnished and not filed herewith pursuant to Item 7.01).

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYMANTEC CORPORATION
/s/ Arthur F. Courville
Date: June 1, 2005	Arthur F. Courville
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.01	Slides to be used in a series of joint investor presentations by Symantec and VERITAS executives between May 31 and June 3, 2005 (solely furnished and not filed herewith pursuant to Item 7.01).